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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):     January 3, 2006
                                                      --------------------------

                         21st Century Technologies, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                          000-29209              48-1110566
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 (State or other jurisdiction             (Commission           (IRS Employer
        Of incorporation)                 File Number)       Identification No.)

 2700 W. Sahara Ave., Suite 440, Las Vegas, NV                    89102
----------------------------------------------------        --------------------
    (Address of principal executive offices)                    (Zip Code)

   Registrant's telephone number, including area code:        (702) 248-1588
                                                          ----------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



SEC873(6-04)    POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF
                INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND
                UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

21st Century Technologies, Inc.'s (the "Company") current management has completed a review of previously filed financial statements, which was the work of prior management groups of the Company, in order to become comfortable with those filings. In that review, the Company has discovered items which require restatement. The Company will restate the financial statements for the fiscal year ended December 31, 2003 as well as the financial statements for the interim quarters of 2004 ending March 31, 2004, June 30, 2004 and September 30, 2004.

The restatement is necessary as a result of inaccuracies that have been identified in the Company's valuations assigned to certain assets of the Company and, to a lesser extent, revenue recognition in previously filed financial statements.

On January 3, 2006 the Company received a letter dated December 28, 2005 from its former independent auditors, Turner, Stone & Company, L.L.P. ("Turner Stone"), withdrawing Turner Stone's audit opinion covering the Company's financial statements for the year ended December 31, 2003. Therefore these previously issued financial statements can no longer be relied upon.

The Company expects that the restatement will result in excess of a $5.3 million decrease in valuations assigned to certain assets of the Company at December 31, 2003. The Company has not yet determined the impact of the restatement on previously reported net income for the fiscal year ended December 31, 2003, but will endeavor to do so shortly.

 For the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, the Company expects that the restatement will result in excess of a $1.3 million, a $1.6 million and a $300,000 decrease, respectively, in valuations assigned to certain assets of the Company.

In addition the decreases in valuations in certain assets described in the above paragraph, the Company expects that the restatement will result in a decrease in the Company's previously reported net income in excess of $1.3 million and $1.6 million for the quarter ended March 31, 2004 and June 30, 2004, respectively. For the quarter ended September 30, 2004, the restatement will result in an increase in the Company's previously reported net loss in excess of $300,000.

The Company will file amended reports on Form 10-K/A for fiscal year ended December 31, 2003 and on Form 10-Q/A for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004.

As of the date of the filing of this Form 8-K, the Company has not yet determined when the restatements will be completed. In addition, as a result of the restatements, the audit of the Company's financial statements for the year ended December 31, 2004 is not yet complete.

Further details are disclosed in the press release attached as Exhibit 99.1 to this report and Turner Stone's letter attached as Exhibit 99.2.


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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial statements of businesses acquired.

            Not applicable.

       (b)  Pro forma financial information.

            Not applicable.

       (c)  Exhibits.

            Exhibit 99.1 - Press Release Dated January 5, 2006

            Exhibit 99.2 - Turner Stone Audit Opinion Withdrawal Letter Dated
                           December 28, 2005



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  21ST CENTURY TECHNOLOGIES, INC.
                                         (Registrant)


                                  By:       /s/ JOHN R. DUMBLE
                                            ------------------------------------
Date:  January 6, 2006                      John R. Dumble
                                  Its:      Chief Executive Officer



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